UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2024

BIOAFFINITY TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41463	46-5211056
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

22211 W Interstate 10

Suite 1206

San Antonio, Texas 78257

(210) 698-5334

(Address of principal executive offices and Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.007 per share	BIAF	The Nasdaq Stock Market LLC
Tradeable Warrants to purchase Common Stock	BIAFW	The Nasdaq Stock Market LLC

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

On March 8, 2024, bioAffinity Technologies, Inc. (the “Company”) issued to certain investors, pursuant to a Securities Purchase Agreement (the “Purchase Agreement”) (i) 1,600,000 shares of the Company’s common stock (the “Shares”), par value $0.007 per share (“Common Stock”) in a registered direct offering, and (ii) warrants to purchase an aggregate of 1,600,000 shares of Common Stock (the “Common Warrants”) with an exercise price of $1.64, in a concurrent private placement. Such registered direct offering and concurrent private placement are referred to herein as the “Transactions.”

The Company’s issuance of the Shares and the Common Warrants, constitute a Dilutive Issuance pursuant to the terms of tradeable warrants (the “Tradeable Warrants”) to purchase shares of Common Stock and non-tradeable warrants (the “Non-Tradeable Warrants” and together with the Tradeable Warrants, the “IPO Warrants”) to purchase shares of Common Stock that were issued to investors in connection with the Company’s initial public offering because the Shares and Common Warrants were issued at an effective price per share less than the exercise price of the IPO Warrants.

The effect of the Transactions is such that the exercise price of the IPO Warrants is reduced to $3.0625 per share. The new number of Warrant Shares is calculated by dividing (x) the number of Warrant Shares underlying the IPO Warrant immediately prior to the Transaction multiplied by the Exercise Price in effect immediately prior to the Transactions, by (y) $3.0625. The calculations will be made to the nearest cent or the nearest 1/100th of a share.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 13, 2024	BIOAFFINITY TECHNOLOGIES, INC. (Registrant)

	By:	/s/ Maria Zannes
	Name:	Maria Zannes
	Title:	President and Chief Executive Officer